Exhibit 99.1

                            ASSET PURCHASE AGREEMENT

          This ASSET PURCHASE AGREEMENT ("Agreement") is dated as of the 31st day of July, 2009, by and between Priority Diabetes Supply, Inc., a Florida corporation ("Buyer"), and Sirius Medical Supply Co., a Florida corporation ("Seller").

                                    Recitals
                                    --------

          Seller is in the business of providing diabetic supplies and equipment.

             Seller desires to sell certain assets of Seller's business, and Buyer desires to purchase such assets on the terms and conditions set forth in this Agreement.

                              Terms and Conditions
                              --------------------

          In consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, Seller and Buyer agree as follows:

1.        PURCHASE AND SALE OF ASSETS.
          ----------------------------

          1.1 Purchased Assets. On the Closing Date (as defined in Section 5.1), Seller will sell to Buyer, and Buyer will purchase from Seller, free and clear of all claims, liens, and encumbrances, the following assets (the "Purchased Assets") related to Seller's business:

               (a) The name, address, phone number, birth date, insurance carrier, Health Insurance Claim Number ("HICN"), attending physician, and date of last shipment of products for all current customers of Seller, as set forth in Exhibit 1.1(a).

               (b) The name, address and phone number of Seller's customers who have ordered products from Seller within fifteen months of the Closing Date and may still be contacted by Buyer pursuant to applicable rules and regulations of the Centers for Medicare and Medicaid Services ("CMS") Conditions of Participation and Conditions for Coverage ("Seller's Recent Customers"), as set forth in Exhibit 1.1(b).

               (c) Client lists of Seller's prospective customers, as maintained by Seller, if any, as of the Closing Date.

               (d)  Entire Noble House database.

          1.2 Excluded Assets. The following assets are excluded from the purchase and sale, and Seller will retain title to such assets:


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               (a)  All assets of Seller, as of the Closing Date, which are not the "Purchased Assets," including, but not limited to:

                    (1)  All accounts receivable, existing as of the Closing
                         Date.

                    (2) All rights to bill and collect from patients and third-party payors for services rendered before the Closing Date.

                    (3) All contracts and agreements, including, without limitation, third-party payor agreements, space leases, equipment leases, and supply contracts.

                    (4) All provider numbers, permits, licenses, intellectual property, including, without limitation, trademarks, service marks, trade names, trade secrets (except those specifically constituting the Purchased Assets), marketing information and other know-how.

                    (5)  All cash and cash equivalents.

                    (6)  Goodwill related to Seller's business.

                    (7) Use of the "Sirius," "Sirius Medical," or "Sirius Medical Supply Co." name, or any combination thereof.

          1.3 Liabilities. Except for any liabilities that may arise from the Purchased Assets after the Closing Date, and as set forth in this paragraph 1.3, Buyer will not assume any liabilities of Seller, and Seller will remain responsible for all liabilities of Seller related to Seller's business. After the Closing Date, Buyer shall be solely responsible for compliance with all applicable governmental laws, rules and regulations applicable to use of the Purchased Assets, including, without limitation, applicable CMS and the Health Insurance Portability and Accountability Act of 1996, as amended ("HIPAA") rules and regulations.

          1.4 Purchase Price. The purchase price for the Purchased Assets will be $225.00 per patient, payable as follows: $80,000 (the "Initial Payment") by certified check or wire transfer on the Closing Date and the remaining balance after any and all adjustments by certified check or wire transfer on or before the period ending 180 days after the Closing Date ("Final Payment").

          1.5 Purchase Price Adjustment. During the period from the Closing Date and 180 days thereafter (the "Adjustment Period"), if Buyer determines after reasonable diligence and inquiry that the information concerning any of the customers contained in Exhibits 1.1(a) or (b) is inaccurate in any material respect (i.e., the customer is no longer eligible to receive Medicare benefits, is deceased, or the provider has changed the customer's classification as a result of a deteriorating health condition) or the customer does not order diabetic testing strips and supplies within the 180 days, (collectively, a "Customer Deficiency"), Buyer shall be entitled to withhold an amount equal to $225.00 per customer from the Final Payment. In order to be entitled to withhold


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any amounts from the Final Payment, Buyer must present reasonable evidence to
Seller prior to the expiration of the period 180 days after the Closing Date of a Customer Deficiency and that Buyer has received less than 355 customers contained in Exhibits 1.1(a) and 1.1(b) who do not constitute a Customer Deficiency. No adjustments to the Purchase Price will be allowed after the 180 day period expires.

             a. Upward Price Adjustment. In addition to a potential deduction from the Final Payment, as provided above, Seller shall be entitled to an upward price adjustment above the Initial Payment, for all those customers contained in Exhibits 1.1(a) and 1.1(b) who do not constitute a Customer Deficiency above 355 in the aggregate.

             b. With respect to this paragraph 1.5, "reasonable diligence and inquiry" means that as soon as practicable after the Closing, but in event no later than 90 days after the Closing, Buyer shall use its best efforts to contact and solicit orders from each of the customers set forth in Exhibits 1.1(a) and 1.1(b). Buyer further agrees to provide Seller with weekly updates in writing as to its efforts to contact such customers and the results thereof, except that Buyer will notify Seller of any customer who declines services or products from Buyer within 24 hours thereof. The weekly updates shall contain at least a list of the customers contacted by Buyer, and the customers that have, and have not, ordered products from Buyer.

             c. In the event that during the Adjustment Period, Buyer determines and provides reasonable proof to Seller of a Customer Deficiency, Seller shall cooperate with and assist Buyer in removing such deficiency, where reasonably possible, for such customer.

          1.6 Effective Date. The sale and purchase of the Purchased Assets will be effective as of 12:01 a.m. on July 31, 2009.

2.       REPRESENTATIONS AND WARRANTIES.
         -------------------------------

             2.1 Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

                  (a) Title. Seller has good and marketable title to the Purchased Assets, free of any encumbrance, with full right and power to sell the Purchased Assets.

                  (b) Authority. Seller has full power and authority to execute, deliver, and perform this Agreement; and upon execution and delivery, this Agreement will be a legally binding obligation of Seller, enforceable in accordance with its terms.

                  (c) Consents and Approvals. No consent or approval of any person, including any governmental authority, is required for the execution and delivery of this Agreement by Seller and the performance of Seller's obligations under this Agreement.

                  (d) No Encumbrances; No Litigation. There are no liens or encumbrances of any kind affecting the Purchased Assets. There are no pending, outstanding, or, to Seller's knowledge, threatened claims, suits, proceedings, judgments, or orders against or involving Seller or


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         any of the Purchased Assets that will materially adversely affect the
         Purchased Assets or Seller's ability to fulfill its obligations under this Agreement.

                  (e) Due Diligence Information. The financial and other information provided by Seller to Buyer concerning Seller's business is accurate in all material respects. All information requested by Buyer from Seller has been provided.

                  (f) Customers. Exhibit 1.1(a) contains a list of all current active customers of Seller's business. The list shall include customer name, address, phone number, HICN, and date of last shipment. Exhibit 1.1(b) contains a list of Seller's Recent Customers, including the name, address and phone number of such customers. Exhibit 1.1(c) contains a list of all customers within Seller's Noble House software database. Seller represents that the information contained in Exhibits 1.1(a) is current and accurate as of the Closing Date. However, the sole remedy for any material breach of such representation (i.e., in the event of a Customer Deficiency) is an adjustment to the Purchase Price as provided and limited in Section 1.5.

                  (g) Representations Complete. None of the representations or warranties made by Seller in this Agreement contains, or will contain at the Closing Date, any untrue statement of a material fact or omits, or will omit at the Closing Date, to state any material fact.

         2.2. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

                  (a) Authority. Buyer is a Florida company duly organized, validly existing and in good standing under the laws of the state of Florida. Buyer has all necessary authority to execute, deliver, and perform this Agreement; and upon execution and delivery, this Agreement will be a legally binding obligation of Buyer, enforceable in accordance with its terms.

                  (b) Consents and Approvals. No consent or approval of any person, including any governmental authority, is required for the execution and delivery of this Agreement by Buyer and the performance of Buyer's obligations under this Agreement.

                  (c) No Violation. The execution and delivery of this Agreement do not, and Buyer's performance of its obligations under this Agreement will not, conflict with, or result in a breach of or constitute a default under, any agreement or instrument to which Buyer is a party or by which Buyer may be bound, or any judgment or order of any court or governmental agency, or any applicable law, rule, or regulation.

                  (d) Compliance. After the Closing Date, Buyer will use the Purchased Assets in compliance with all applicable governmental laws, rules and regulations, including, but not limited to, applicable CMS and HIPAA rules and regulations.

                  (e) Financing. Buyer has, or as of the Closing Date will have, the funds necessary to make the cash payments required by Section 1.4, or has, or will have, entered into a credit facility for the receipt of credit sufficient to make the cash payments required by Section 1.4, and Buyer is not aware of any reason why the financing necessary to make the required payments under Section 1.4 will not be available when required.


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3.       COVENANTS.
         ----------

         3.1 Covenants of Seller. Seller covenants that from and after the date of this Agreement until the Closing Date:

                  (a) Best Efforts. Seller will use its best efforts to cause all of the conditions of closing set forth in section 4.1 to be satisfied on or before the Closing Date.

                  (b) Transfer of Telephone Number. Seller will use its best efforts to cause the (888) 829-1529 telephone number used by Seller's business to be transferred to Buyer. Seller can give no assurances that the telephone carrier will permit the transfer of such telephone number. The cost of such transfer, if any, shall be paid by Buyer.

                  (c) Transfer of Patient Information. The parties acknowledge that Seller is required, pursuant to applicable CMS rules and regulations, to maintain certain patient/customer records for a period of seven years from last service for each customer. After the applicable seven year period has expired, Seller will transfer to Buyer all patient file records, to the extent permitted by applicable law, related to the Purchased Assets. Prior to the transfer of such records, Seller will make information from such files available to Buyer upon a showing of reasonable need and to the extent permitted under applicable law.

                  (d) Operation Pending Closing. From the date of execution of this Agreement through the Closing Date, Seller will conduct its business only in the ordinary course and consistent with past practice, will maintain the Purchased Assets in at least as good order and condition as existed on the date of this Agreement, and will comply with all laws, rules, and regulations applicable to the Purchased Assets.

         3.2 Covenants of Buyer. Buyer covenants that from and after the date of this Agreement until the Closing Date, Buyer will use its best efforts to cause all of the conditions of closing set forth in section 4.2 to be satisfied on or before the Closing Date.

4.       CONDITIONS TO CLOSING.
         ----------------------

         4.1 Conditions to Buyer's Obligation to Close. The obligation of Buyer to close the purchase of the Purchased Assets is subject to the satisfaction, on or before the Closing Date, of the following conditions:


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                  (a) Representations and Warranties. Each of the
         representations and warranties of Seller in this Agreement and all other information delivered under this Agreement will be true in all material respects at and as of the Closing Date as though each representation, warranty, and disclosure were made and delivered at and as of the Closing Date.

                  (b) Compliance with Conditions. Seller will have complied with and performed all agreements, covenants, and conditions in this Agreement required to be performed and complied with by Seller. Seller will have taken all actions and received all approvals required for Seller to sell the Purchased Assets as provided in this Agreement.

                  (c) No Adverse Change. There will have been no material adverse change in Seller's business or in the Purchased Assets.

                  (d) No Litigation. No legal or administrative suit or proceeding will have been commenced or threatened relating to any of the transactions contemplated by this Agreement.

                  (e) Consents of Others. Seller will provide to Buyer written consents from all persons whose consent is required with respect to the consummation of this transaction by Seller.

         4.2 Conditions to Seller's Obligation to Close. The obligation of Seller to close the sale of the Purchased Assets is subject to the satisfaction, on or before the Closing Date, of the following conditions:

                  (a) Representations and Warranties. Each of the representations and warranties of Buyer in this Agreement and all other information delivered under this Agreement will be true in all material respects at and as of the Closing Date as though each representation, warranty, and disclosure were made and delivered at and as of the Closing Date.

                  (b) Compliance with Conditions. Buyer will have complied with and performed all agreements, covenants, and conditions in this Agreement required to be performed and complied with by Buyer. Buyer will have taken all actions and received all approvals required for Seller to sell the Purchased Assets as provided in this Agreement.

                  (c) No Litigation. No legal or administrative suit or proceeding will have been commenced or threatened relating to any of the transactions contemplated by this Agreement.


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5.       CLOSING.
         --------

         5.1 Time and Place of Closing. The closing of the purchase and sale of assets will take place at Seller's place of business on or before July 31, 2009, or at such other time and place as Seller and Buyer may agree (the "Closing Date").

         5.2      Seller's Deliveries.  At the Closing, Seller will deliver to
Buyer:

                  (a) A bill of sale in the form attached as Exhibit A, sufficient to convey to Buyer all of Seller's right, title, and interest in and to all of the Purchased Assets.

                  (b) Subject to Section 3.1(c), copies of documents related to the Purchased Assets, as specifically requested by Buyer within 10 days of the Closing Date, in the possession of Seller required by Seller to be maintained pursuant to applicable CMS rules and regulations. .

         5.3 Buyer's Deliveries. At the Closing, Buyer will deliver to Seller the first installment of the Purchase Price, in the amount of $80,000 by certified check or wire transfer.

6.       POST-CLOSING OBLIGATIONS.
         -------------------------

         6.1 Further Assurances. Upon Buyer's request, Seller will execute, acknowledge, deliver, and record such further instruments, and do such further acts as may be reasonably necessary, desirable, or proper to carry out the intent of this Agreement.

         6.2 Access to Records. From and after the Closing Date, and, as applicable, subject to Section 3.1(c), Seller will allow Buyer and its counsel, accountants, and other representatives access to records that are in the custody or control of Seller as reasonably required for Buyer to comply with its legal obligations or when reasonably necessary for the use of the Purchased Assets by Buyer.

7.       NONCOMPETETION COVENANT.
         ------------------------

         7.1 Covenant. For a period of two years after the Closing Date, Seller will not engage in the business of the sale of diabetic testing supplies, directly or indirectly, as principal, agent, shareholder, member, partner, director, officer, consultant, employee, or otherwise, within a one hundred
(100) mile radius of Clearwater, Florida, or via delivery to other locations in the United States through the mail or other common carrier.

            7.2 Reasonableness of Limitations. Seller acknowledges and agrees that the covenant not to compete contained in section 7.1 is ancillary to or part of this Asset Purchase Agreement and that the limitations contained in this covenant are reasonable as to time, geographical area, and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect the business interests of Buyer.


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          7.3 Partial Invalidity. If a court of competent jurisdiction determines that the restrictions contained in this covenant not to compete are not enforceable as written, then such restrictions will be interpreted, modified, or rewritten to include as much of the duration, scope, and geographic area identified in section 7.1 as will render such restrictions valid and enforceable.

          7.4 Remedies. In the event of a breach or threatened breach of this covenant by Seller, Buyer will be entitled to injunctive relief without the necessity of posting bond, as well as all other remedies to which Buyer may be entitled at law or in equity.

8.        INDEMNIFICATION.
          ----------------

          8.1 Buyer's Indemnification. Buyer shall protect, defend, indemnify and hold harmless Seller, its parent, and sister subsidiary, and their respective officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by Seller or its sister subsidiary and their respective officers, directors, employees, successors and assigns and which (a) are based upon the existence of any liability assumed by Purchaser, or (b) are related to any breach by Purchaser of its representations and warranties, or of its covenants, in this Agreement, (c) arise out of the use by Purchaser of the Purchased Assets after the Closing Date.

          8.2 Seller's Indemnification. Seller shall protect, defend, indemnify and hold harmless Buyer, and its members, managers, officers, directors, employees, successors and assigns from and against any losses, damages (including, without limitation, consequential damages and penalties) and expenses (including, without limitation, reasonable counsel fees, costs and expenses incurred in investigating and defending against the assertion of such liabilities) which may be sustained, suffered or incurred by Buyer and its members, managers, officers, directors, employees, successors and assigns and which are based upon (a) any claims asserted by third parties against Buyer with respect to the Purchased Assets which claims arise from acts or omissions of Seller prior to the Closing Date; or (b) any breach by Seller of its representations and warranties, or of its covenants, in this Agreement.

9.       MISCELLANEOUS.
         --------------

          9.1 Survival of Representations, Warranties, and Covenants. The representations, warranties, covenants, and agreements of the parties contained in this Agreement or in any writing delivered pursuant to this Agreement will survive the Closing Date.

          9.2 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement will be binding on and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.


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          9.3 Governing Law. This Agreement will be governed by and construed in accordance with the laws of Florida.

          9.4 Litigation Costs. In the event that any suit or action is instituted to enforce any provision in the Agreement, the substantially prevailing party in such dispute shall be entitled to recover from the other party all fees, costs and expenses of enforcing any right of such substantially prevailing party under or with respect to the Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          9.5 Amendment; Waiver. This Agreement may be amended only by a writing executed by authorized officers of both parties. No waiver of any provision of this Agreement will arise from any action or inaction of any party, except an instrument in writing expressly waiving the provision executed by the party entitled to the benefit of the provision.

          9.6 Entire Agreement. This Agreement, together with the schedules and other documents delivered pursuant to this Agreement, constitutes the entire agreement between the parties with respect to its subject matter, and supersedes all prior and contemporaneous agreements and understandings, express or implied, oral or written.

          9.7 Notices. All notices required or permitted pursuant to this Agreement will be in writing, and will be delivered personally by nationally-recognized overnight delivery service with signed evidence of receipt or by registered or certified mail, return receipt requested, postage prepaid as follows:

         If to Seller:     Sirius Medical Supply Co.
                           Attn.:  James B. Anderson, President
                           1300 S. Highland Ave.
                           Clearwater, FL  33756

         If to Buyer:      Priority Diabetes Supply, Inc.
                           Attn.:  William F. Lanni, President
                           185 East Indiantown Road, Suite 110
                           Jupiter, FL  33477

          9.8 Co-Extensive Drafting Responsibility. The parties hereby acknowledge that each party hereto bear co-extensive and identical responsibility for the language and for any ambiguity or alleged ambiguity contained herein.

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         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the date first set forth above.

                                 PRIORITY DIABETES SUPPLY, INC.



                                 By:      /s/  William F. Lanni
                                          --------------------------------------
                                          William F. Lanni, President



                                 SIRIUS MEDICAL SUPPLY CO.



                                 By:      /s/  James B. Anderson
                                          --------------------------------------
                                          James B. Anderson, President


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